UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

Christopher Weil & Company Global Dividend Fund
Ticker CWGDX

For Investors Seeking Long-Term Capital Appreciation

SEMI-ANNUAL REPORT
May 31, 2013

Table of Contents

CHRISTOPHER WEIL & COMPANY FUNDS

Letters to Shareholders	2
Sector Allocation	9
Performance Information	9
Schedules of Investments	11
Statements of Assets and Liabilities	16
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18

NOTES TO FINANCIAL STATEMENTS	19

DISCLOSURE OF EXPENSES	24

ADDITIONAL INFORMATION	26

2013 Semi-Annual Report 1

Christopher Weil & Company Core Investment Fund
Market and Investment Commentary for first half of 2013.

Performance Summary
For the six month fiscal period ending May 31, 2013, we saw an impressive increase in the U.S. stock markets with an S&P total return (price appreciation plus reinvested dividends) of 16.5% . During the same period, the total return of the Christopher Weil & Company Core Investment Fund (the "Fund") was 13.3% . Contributing factors to our relative under performance include a large allocation to an underperforming technology sector and a light exposure to the outperforming financial sector. In addition, our holding in Apple (AAPL) limited the Fund's performance, as the company's share price has been under pressure due to increased investor speculation and sell-offs. We nonetheless continue to hold this stock as of the end of the period, and we hold to the conviction that its likely cash flows merit a significantly higher price.

We have a generally positive outlook on the market. Our confidence in market fundamentals informed our decision not to apply hedging strategies in the first half of the Fund's fiscal year. Additionally, our cash allocation was kept at low levels during this period to increase potential returns.

Investment Process
In our drive for enhanced returns during this period, we took a number of steps to improve the efficiency and quality of our investment process. We upgraded our proprietary database, which is a database of over 1,500 companies comprised of a universe of all equities available for purchase in U.S. markets with minimum standards for liquidity and market capitalization. Our team parses through the stocks of each of these companies to eliminate those that reflect unstable earnings, opaque business models, outsized geopolitical risks, and/or erratic trading patterns. Following an initial review, we rated the remaining companies where valuation strategies, business structure analysis, and long term performance history meet our investment criteria. After the most recent review, we were left with slightly over 100 companies on our list to use as a basis for adding stocks into the portfolio. In addition to the screening system, we also identified stocks that had strong performance characteristics, but somehow failed to pass the initial screen and, if appropriate, added those to our review list. This process will be the basis for our stock analysis moving forward.

When reviewing the companies on our list, we place an additional emphasis on analyzing the balance sheet to review whether earnings and revenue justify the price at which the stock trades. We look for revenue and earnings growth over several years, and we consider third party analyst estimates of future growth. When looking at the stocks of companies currently operating at losses, we avoid those that do not have a clear path to profitability in the short run. We prefer stocks of companies with price to earnings ratios in line or below those of their peers. In addition to valuation, we check the leverage and cash flow characteristics of companies in order to identify the likelihood that any might face a cash shortfall or default should any problems occur.

We then do a qualitative review of the company business model. Business models are assessed to determine whether firms are in markets with reasonable business prospects. Business and geographic sector breakdowns are analyzed to determine where growth may be coming from. We want to avoid, where possible, situations involving significant regulatory risks, as well as situations where there is an over dependence on particular suppliers. We also review third party analyst reports that might point out additional red flags, as well as growth opportunities.

Market Themes of the Fund's First Half of the Fiscal Year
The market experienced a solid uptrend during this period as more positive economic data emerged and quantitative easing helped to increase consumer and investor confidence. With the market reaching record highs and consumer sentiment rising, memories of 2008 began to seem a bit more distant. Another significant development in the United States was the apparent recovery of the once stagnant housing market, which began contributing to growth in mid-January as housing starts rose more than analysts expected. Inflation remained low in this period due in large part to low commodity prices and a stubbornly poor job market. Towards the end of first half of the Fund's fiscal year, interest rates increased as speculation grew about the Federal Reserve curtailing quantitative easing. This upward move was triggered by comments from Fed Chairman Ben Bernanke suggesting that the Federal Reserve would begin decreasing stimulus in the near future. We are not holding our breath.

2013 Semi-Annual Report 2

Also, China noticeably slowed down during this period, which is viewed as a negative sign for many market analysts. Reduced and/or slowing Chinese demand has hurt commodity exports significantly, affecting commodity exporting economies throughout the world. Weakness in these markets will hurt some American exporters. For the United States, however, lower commodity prices help consumers and businesses. Perhaps most significantly for the United States markets, weak commodity prices help to keep inflation low and give the U.S. Federal Reserve more room to continue a dovish monetary policy.

Outlook
Going forward, we believe that the economy will grow at a moderate pace and may experience some corrective downturns. Any increase in interest rates will have a slight dampening effect on the housing rally. Otherwise, we see nothing on at least the short term horizon (~1 year) that will result in material changes in key economic statistics.

In light of what we view as the prospect for a continuing, albeit slow, economic "healing" process, our investment position in the Fund reflects this expectation. However, we stand ready to hedge as/when conditions warrant.

Christopher Weil, Chairman & John Wells, President/CEO
Christopher Weil & Company, Inc., Investment Advisor

Christopher Weil & Co. Global Dividend Fund
Market and Investment Commentary for first half of 2013.

The Market
Our view of the six months ending May 31, 2013 demonstrates an overarching theme of steady growth, but not without its pullbacks. This is the normal process of any economic recovery, the gains and corresponding pullbacks are what makes the market healthy and sustaining in the long-term. We've seen comments from the Bank of Japan, as well US Federal Reserve lead to short-term volatility in the markets, but we maintain our focus on the long-term.

Global primary equity markets in the first quarter were driven by strong quarterly returns in the United States, with the Dow Jones Industrial and the S&P 500 having gains of 8.7% and 7.3%, respectively. This carried forward to most world markets, with only a few exchanges experiencing downside. Asian markets led the field with the Japanese Nikkei 225 carrying an 18.3% first quarter return advancing a year to date figure of 22.6% . The Dow has continued its steady gains achieving a 15.8% gain for the midyear point with the S&P continuing its' success to 9.8% year to date.

The US economy has seen record highs for the markets this spring and while investors may feel as if they have missed the boat, we do still see some reasons for optimism. For example, unemployment levels continue to decline adding stability to a market long in the waiting. This along with the news that U.S. oil production now exceeds imports for the first time in decades suggest lower future fuel costs and lends credence to a revitalizing U.S. economy. Factor into the equation the natural gas sector that has seen substantial growth in the past five years and we believe the future for the US economy looks even more optimistic.

The housing market continues to look strong, but interest rate increases may put a damper on that potential growth in the long-term. Demand is still strong with near record affordability creating an opportunity for first time home buyers. Competition remains high as supply levels continue to lag demand. Auto Manufacturing seems to have completely rebounded from its dire days of 2009 with production reaching over 15 million units per year. Sales targets of 15.7 million further increase the positive outlook in this industry.

In May, global bond markets posted their biggest monthly losses in nine years. Investors were spooked with prospects of the Federal Reserve cutting back on its historic bond purchase program. Market pundits speculated that the strengthening U.S. economy would allow the Federal Reserve to reduce monetary stimulus. Federal Reserve Chairman Ben Bernanke's every comment and utterance about reduction in easing policies contributed to a temporary increase in volatility in equity markets throughout the world.

2013 Semi-Annual Report 3

Asia
China appears to be in a continued pattern of slowness and is definitely using a lower gear in its economic forecasting. This has curtailed their demand for oil as their economy slows. Growth forecasts have been reduced from 8.4% to 7.7% citing household debt levels as well as other consumer-based factors.

Japan's economy kicked into high gear in the first quarter as Abenomics (as Japan's Prime Minister Shinzo Abe's package of stimulus is affectionately known) kicked in. GDP growth exceeded expectations with annualized rate of 4.1% versus the 2.7% expected by analysts. On a quarterly basis Japan's GDP increased by 0.9% with consumer spending and exports showing strength. The Bank of Japan announcement in June regarding monetary easing policies has resulted in varying levels of sensitivity in Equity, Bond and currency markets. After a strong 1st quarter the Japanese market has fallen, with Treasury volatility spiking and equity and currency markets being especially sensitive to policy pronouncements.

Europe
European markets fell in line with global markets. Germany's DAX lead the way with a 5.5% gain as car makers rallied. The European Central Bank (ECB) left its' base rate unchanged at 0.5%, citing improving sentiment and recovering financial markets.

The Fund
The Christopher Weil & Company Global Dividend Fund (the "Fund") had a total return of 12.4% for the six month fiscal period ending May 31, 2013, compared to 11.7% for the MSCI ACWI Index. Soledad Investment Management, the sub-advisor to the mutual fund, utilizes a long term oriented buy-and-hold value philosophy in picking stocks for the mutual fund. Our longstanding approach to investing remains unchanged. We are a bottom-up manager, looking first at the fundamentals of a company to determine intrinsic value and from there determining investment possibilities. We maintain that our value investment philosophy will bear fruit in the long-run. Patient investors should reap meaningful rewards. We continue to monitor our holdings and stock watch list for opportunities and look forward to providing our clients with an approach that is balanced and takes into account a measured degree of risk adversity. We have highlighted some of our top performers as well as detractors to our first quarter performance below:

Strong Performers: Bristol Myers Squibb and Avery Dennison
Bristol Myers Squibb (BMY) was a large contributor to our overall performance numbers, generating a quarterly return of over 46%. The company received a large bump in the first trial phase of the cancer treatment drug Nivolumab. Of the melanoma patients, 53% responded positively to this drug when combined with another BMY drug, Yervoy. There was an 80% tumor reduction rate in all of those responders which was huge news for the company. This news and the extended run up of BMY's stock price convinced us to liquidate a substantial portion of this position in the 2nd quarter, taking profits for your portfolio. We currently still hold a 1.2% position in our portfolio.

Bristol Myers Squibb Performance Year to Date

2013 Semi-Annual Report 4

Avery Dennison (AVY), a US material manufacturer specializing in pressure sensitive materials, announced adjusted earnings which increased 37% year over year to 59 cents per share in the 1st quarter. They continue to look at their bottom-line, looking for opportunities to cut costs in maintaining their forecasts of double-digit earnings growth. They recently instituted a business restructuring program across all business segments. This restructuring process saw the company divest some lagging segments of their business model including the very competitive Office and Consumer Products segment, as well as their Design and Engineering solutions businesses. Proceeds from these sales will be used for a Share Repurchase program and make additional pension contributions. Year-to-date (as of 05-31-13) performance is 20.4% .

Avery Dennison Performance Year to Date

Weak Performers: Total & France Telecom
Total S.A (TOT) sees future growth tied to deepwater projects and as we see in Nigeria the focus has been ongoing in this direction. They recently received approval from the Nigerian National Petroleum Corporation to begin developing offshore Nigeria through its Egina development site. This is an investment that the company has had in mind for several years and by 2017 should result in a 200,000 barrels per day. The project is expected to cost approximately $15 billion to develop. This type of investment is an integral aspect of the company's overall strategy of creating long-term developing oil fields throughout the world. Year to date as of 5/31/13 performance for Total was -5.2% . Total trades at 7x earnings and 6.4% dividend yield.

Total S.A. Performance Year to Date

2013 Semi-Annual Report 5

France Telecom is undergoing corporate changes with a name change anticipated on July 1, 2013 to Orange S.A. The company believes that will put their focus more on their global business that Orange has built up in its recent past. The company offers public fixed-line telephone, leased lines, data transmissions, mobile telecommunications, cable television, Internet and wireless applications, broadcasting services and telecommunication equipment sales and rentals. France Telecom, as the name indicates, is the incumbent telecom company of France. The stock trades at 7x earnings and 5.5% dividend yield. Year-to-date performance is -8.6% as of 5/31/13.

France Telecom Performance Year to Date

During the time period we also liquated one stock (Huaneng Power International HNP) and established a new position (Western Union WU).

Liquidated Position: Huaneng Power International (HNP)
Huaneng Power International (HNP)

Huaneng Power International is the largest independent power producer in China. As the coal price dropped due to a global glut of coal, HNP's margin expanded which propel the stock price up 76.7% for 2012. Our analysis suggested the stock was fully priced and so we liquidated the position.

2013 Semi-Annual Report 6

New Position: Western Union (WU)

Western Union (WU) is the global leader in the money transferring and payment services. In late 2012, the stock price collapsed 29% as investors were disappointed by the earnings result. A combination of global slowdown, increased competition and tighter regulatory oversight contributed to the disappointing financial results. We believe WU's dominant market position will allow it to fight off its competitors and prosper as the global macro environment recovers, stimulating greater volume of global wire transfers. At 9x earnings and 3% dividend yield, we believe WU represent compelling investment opportunity for the long term investors.

Outlook
Patient long-term investors should be able to take advantage of market volatility to find compelling investments on a global scale. Given the low valuations of equity markets, we continue to believe that now is a compelling time to invest in equities. We see steady, if not exciting, growth of U.S. GDP as the economy continues to fight off previous recessionary pressures. We also believe the U.S. housing recovery will be a catalyst for sustained growth going forward. The U.S. economy offers hope for world markets and we should see a semblance of global stability continue throughout 2013.

Louie Nguyen, Managing Member/Chief Investment Officer
Soledad Investment Management, Sub-Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund's Distributor Is Rafferty Capital Markets, LLC.

2013 Semi-Annual Report 7

Christopher Weil & Company Funds

                        Christopher Weil & Company Global Dividend Fund
                                        Country Diversification as of May 31, 2013
                                                               (UNAUDITED)

                       *Net Cash represents cash equivalents and other assets less liabilities.

2013 Semi-Annual Report 8

Christopher Weil & Company Core Investment Fund (Unaudited)

                                 CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
                                                         Sector Allocation (Unaudited)
                                                        (As a Percentage of Net Assets)

                        *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

May 31, 2013 NAV $12.40

Total Returns for the Periods Ended May 31, 2013.

		Since
	1 Year(A)	Inception(A)
Christopher Weil & Company Core Investment Fund	17.09%	16.31%
S&P 500® Index (B)	27.28%	23.38%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/28/13): 1.50%

The Total Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2013 Semi-Annual Report 9

Christopher Weil & Company Global Dividend Fund (Unaudited)

                     CHRISTOPHER WEIL & COMPANY GLOBAL DIVIDEND FUND
                                              Sector Allocation (Unaudited)
                                             (As a Percentage of Net Assets)

               *Net Cash represents cash equivalents and liabilities in excess of other assets.

PERFORMANCE INFORMATION

May 31, 2013 NAV $12.19

Total Returns for the Periods Ended May 31, 2013.
		Since
	1 Year(A)	Inception(A)
Christopher Weil & Company Global Dividend Fund	24.85%	16.22%
MSCI ACWI Index (B)	26.01%	19.09%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/28/13): 1.76%

The Total Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Global Dividend Fund was December 21, 2011.

(B) The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2013 Semi-Annual Report 10

Christopher Weil & Company Core Investment Fund

		Schedule of Investments
		May 31, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
10,350	The Walt Disney Company	$652,878
General Building Contractors - Residential Buildings
18,664	Lennar Corporation Class A	733,868
Household Appliances
9,150	SodaStream International Ltd. * (Israel)	583,770
Men's & Boys' Furnishings, Work Clothing, & Allied Garments
2,035	Ralph Lauren Corporation	356,308
Retail - Building Materials, Hardware, Garden Supply
3,945	Tractor Supply Company	441,761
Retail - Eating Places
3,185	Panera Bread Company Class A *	610,979
Retail - Variety Stores
7,350	Target Corporation	510,825
Rubber & Plastics Footwear
10,236	NIKE, Inc. Class B	631,152
Services - Business Services, NEC
720	priceline.com Incorporated *	578,830
Television Broadcasting Stations
11,250	CBS Corporation Class B	556,875
Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
23,162	LKQ Corporation *	567,006
Total for Consumer Discretionary		6,224,252	21.75%
CONSUMER STAPLES
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
4,953	The J.M. Smucker Company	500,055
Miscellaneous Chemical Products
6,528	WD-40 Company	354,079
Perfumes, Cosmetics & Other Toilet Preparations
8,922	Colgate-Palmolive Company	516,048
Retail - Variety Stores
9,157	Wal-Mart Stores, Inc.	685,310
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
5,293	The Procter & Gamble Company	406,291
Total for Consumer Staples		2,461,783	8.60%
ENERGY
Crude Petroleum & Natural Gas
7,300	Bonanza Creek Energy, Inc. *	271,195
11,702	Noble Energy, Inc.	674,620
		945,815
Petroleum Refining
5,415	Chevron Corporation	664,691
Total for Energy		1,610,506	5.63%
FINANCIALS
Fire, Marine & Casualty Insurance
11,300	American International Group, Inc. *	502,398

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 11

Christopher Weil & Company Core Investment Fund

		Schedule of Investments
		May 31, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

National Commercial Banks
26,706	U.S. Bancorp	$936,312
26,305	Wells Fargo & Company	1,066,668
		2,002,980
Total for Financials		2,505,378	8.75%
HEALTH CARE
Pharmaceutical Preparations
7,465	Abbott Laboratories	273,742
7,465	AbbVie Inc.	318,681
9,300	Alkermes plc * (Ireland)	290,625
7,950	Allergan, Inc.	790,946
19,573	Bristol-Myers Squibb Company	900,554
4,800	Jazz Pharmaceuticals plc * (Ireland)	326,256
		2,900,804
Total for Health Care		2,900,804	10.13%
INDUSTRIALS
Air Transportation, Scheduled
10,000	Spirit Airlines, Inc. *	304,300
Motors & Generators
14,200	Generac Holdings Inc. *	575,100
Railroads, Line-Haul Operating
9,172	Kansas City Southern	1,015,340
4,921	Union Pacific Corporation	760,885
		1,776,225
Total for Industrials		2,655,625	9.28%
INFORMATION TECHNOLOGY
Computer & Office Equipment
3,763	International Business Machines Corporation	782,779
Computer Storage Devices
13,583	EMC Corporation *	336,315
Electronic Computers
2,358	Apple Inc.	1,060,475
Radio & TV Broadcasting & Communications Equipment
12,711	QUALCOMM Incorporated	806,894
Retail - Retail Stores, NEC
12,750	IAC/InterActiveCorp	618,120
Semiconductors & Related Devices
18,300	Ambarella, Inc. *	295,911
16,000	MagnaChip Semiconductor Corporation * (Luxembourg)	296,000
		591,911
Services - Business Services, NEC
11,005	eBay Inc. *	595,371
8,895	FleetCor Technologies, Inc. *	774,577
1,150	MasterCard Incorporated	655,787
		2,025,735
Services - Computer Programming, Data Processing, Etc.
1,314	Google Inc. Class A *	1,144,780
Services - Prepackaged Software
12,155	Intuit Inc.	710,338
Total for Information Technology		8,077,347	28.22%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 12

Christopher Weil & Company Core Investment Fund

		Schedule of Investments
		May 31, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
MATERIALS
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
12,600	U.S. Silica Holdings, Inc.	$278,334
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
5,458	Ecolab Inc.	461,037
Total for Materials		739,371	2.58%
TELECOMMUNICATION SERVICES
Telephone Communications (No Radiotelephone)
17,761	BCE Inc. (Canada)	793,561
Total for Telecommunication Services		793,561	2.77%
UTILITIES
Electric & Other Services Combined
5,170	Duke Energy Corporation	346,028
Total for Utilities		346,028	1.21%
Total for Common Stocks (Cost $23,514,509)		$28,314,655	98.92%
MONEY MARKET FUNDS
298,692	Invesco Short Term Investments Treasury Class I 0.02%***	298,692	1.04%
(Cost $298,692)
Total Investment Securities		28,613,347	99.96%
(Cost $23,813,201)
Other Assets In Excess of Liabilities		10,560	0.04%
Net Assets		$28,623,907	100.00%

* Non-Income Producing Securities. *** Variable Rate Security; the rate shown was the 7-day yield at May 31, 2013. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 13

Christopher Weil & Company Global Dividend Fund

		Schedule of Investments
		May 31, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS

CONSUMER DISCRETIONARY
Games, Toys & Children's Vehicles (No Dolls & Bicycles)
21,730	Hasbro, Inc.	$966,550
Retail - Miscellaneous Shopping Goods Stores
42,200	Staples, Inc.	633,211
Total for Consumer Discretionary		1,599,761	5.73%
CONSUMER STAPLES
Beverages
4,326	Diageo plc **	511,593
10,320	PepsiCo, Inc.	833,546
		1,345,139
Cigarettes
12,895	Altria Group, Inc.	465,510
Converted Paper & Paperboard Products (No Containers/Boxes)
7,256	Kimberly-Clark Corporation	702,598
Food And Kindred Products
5,403	Kraft Foods Inc.	297,867
16,210	Mondelez International, Inc.	477,790
25,782	Unilever plc **	1,083,102
		1,858,759
Malt Beverages
14,350	Molson Coors Brewing Company Class B	709,033
Total for Consumer Staples		5,081,039	18.20%
ENERGY
Crude Petroleum & Natural Gas
21,421	TOTAL S.A. **	1,067,837
Petroleum Refining
3,562	Chevron Corporation	437,236
Total for Energy		1,505,073	5.39%
FINANCIALS
Savings Institution, Federally Chartered
20,792	HSBC Holdings plc **	1,140,649
Total for Financials		1,140,649	4.08%
HEALTH CARE
Pharmaceutical Preparations
13,605	AstraZeneca plc **	697,256
7,630	Bristol-Myers Squibb Company	351,056
16,392	GlaxoSmithKline plc **	848,614
16,243	Merck & Co., Inc.	758,548
28,533	Pfizer Inc.	776,954
16,309	Sanofi S.A. **	865,845
		4,298,273
Total for Health Care		4,298,273	15.39%
INDUSTRIALS
Converted Paper & Paperboard Products (No Containers/Boxes)
23,831	Avery Dennison Corporation	1,036,649
Electronic & Other Electrical Equipment (No Computer Equip)
43,867	General Electric Company	1,022,978
40,687	Koninklijke Philips Electronics N.V. **	1,150,221
		2,173,199
Total for Industrials		3,209,848	11.50%

**ADR - American Depository Receipt. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 14

Christopher Weil & Company Global Dividend Fund

		Schedule of Investments
		May 31, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
INFORMATION TECHNOLOGY
Semiconductors & Related Devices
31,341	Intel Corporation	$760,959
Services - Business Services, NEC
35,000	The Western Union Company	573,300
Total for Information Technology		1,334,259	4.78%
MATERIALS
Cement, Hydraulic
35,804	CRH plc **	749,736
Chemicals - Diversified
8,693	BASF Aktiengesellschaft **	846,698
12,266	E.I. du Pont de Nemours and Company	684,320
		1,531,018
Total for Materials		2,280,754	8.17%
TELECOMMUNICATION SERVICES
Radiotelephone Communications
29,748	Vodafone Group plc **	861,502
Telephone Communications (No Radiotelephone)
12,932	AT&T Inc.	452,491
7,689	BCE Inc. (Canada)	343,545
18,336	BT Group plc **	837,222
64,768	France Telecom S.A. **	654,157
67,037	Telefonica S.A. **	915,055
10,177	Verizon Communications Inc.	493,381
		3,695,851
Total for Telecommunication Services		4,557,353	16.32%
UTILITIES
Electric Services
26,539	PPL Corporation	788,208
Total for Utilities		788,208	2.82%
Total for Common Stocks (Cost $21,920,020)		$25,795,217	92.38%
MONEY MARKET FUNDS
2,336,987	Invesco Short Term Investments Treasury Class I 0.02%***	2,336,987	8.38%
	(Cost $2,336,987)
Total Investment Securities		28,132,204	100.76%
	(Cost $24,257,007)
Liabilities In Excess of Other Assets		(213,504)	-0.76%
Net Assets		$27,918,700	100.00%

**ADR - American Depository Receipt. *** Variable Rate Security; the rate shown was the 7-day yield at May 31, 2013. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 15

Christopher Weil & Company Funds

Statements of Assets and Liabilities (Unaudited)	Core Investment	Global Dividend
May 31, 2013	Fund	Fund

Assets:
Investment Securities at Fair Value*	$28,613,347	$28,132,204
Dividends Receivable	46,290	110,200
Interest Receivable	17	40
Receivable from Custodian	732	-
Total Assets	28,660,386	28,242,444
Liabilities:
Payable for Securities Purchased	-	281,537
Payable for Advisor Fees	24,319	30,148
Payable for Services Fees	12,160	12,059
Total Liabilities	36,479	323,744
Net Assets	$28,623,907	$27,918,700
Net Assets Consist of:
Paid In Capital	$23,881,728	$23,647,511
Accumulated Undistributed Net Investment Income	24,025	161,530
Accumulated Realized Gain (Loss) on Investments - Net	(81,992)	234,462
Unrealized Appreciation (Depreciation) in Value of Investments - Net	4,800,146	3,875,197
Net Assets	$28,623,907	$27,918,700

Net Asset Value and Offering Price (Note 2)	$12.40	$12.19
Minimum Redemption Price (Note 2)	$12.15	$11.95

* Investments at Identified Cost	$23,813,201	$24,257,007

Shares Outstanding (Unlimited number of shares	2,307,643	2,291,228
authorized without par value)

Statements of Operations (Unaudited)
For the six month period ended May 31, 2013

Investment Income:
Dividends ***	$233,022	$448,857
Interest	101	229
Total Investment Income	233,123	449,086
Expenses:
Investment Advisor Fees	133,233	164,231
Services Fees	66,617	65,692
Total Expenses	199,850	229,923

Net Investment Income (Loss)	33,273	219,163

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	486,427	242,162
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,799,477	2,560,433
Net Realized and Unrealized Gain (Loss) on Investments	3,285,904	2,802,595

Net Increase (Decrease) in Net Assets from Operations	$3,319,177	$3,021,758

*** Net of Foreign Withholding Taxes and ADR Fees	$3,051	$33,649

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 16

Christopher Weil & Company Funds

Statements of Changes in Net Assets	Core Investment Fund		Global Dividend Fund
	(Unaudited)		(Unaudited)
	12/1/2012	12/21/2011 *	12/1/2012	12/21/2011 *
	to	to	to	to
	5/31/2013	11/30/2012	5/31/2013	11/30/2012
From Operations:
Net Investment Income (Loss)	$33,273	$60,978	$219,163	$400,004
Net Realized Gain (Loss)	486,427	(568,419)	242,162	(7,700)
Change in Net Unrealized Appreciation (Depreciation)	2,799,477	2,000,669	2,560,433	1,314,764
Increase (Decrease) in Net Assets from Operations	3,319,177	1,493,228	3,021,758	1,707,068
From Distributions to Shareholders:
Net Investment Income	(70,226)	-	(457,637)	-
Net Realized Gain from Security Transactions	-	-	-	-
Total Distributions to Shareholders	(70,226)	-	(457,637)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	1,661,228	24,422,459	1,758,659	23,759,887
Proceeds from Redemption Fees (Note 2)	-	-	-	-
Shares Issued on Reinvestment of Dividends	70,226	-	457,637	-
Cost of Shares Redeemed	(1,312,418)	(959,767)	(1,333,548)	(995,124)
Net Increase (Decrease) from Shareholder Activity	419,036	23,462,692	882,748	22,764,763
Net Increase (Decrease) in Net Assets	3,667,987	24,955,920	3,446,869	24,471,831

Net Assets at Beginning of Period	24,955,920	-	24,471,831	-

Net Assets at End of Period	$28,623,907	$24,955,920	$27,918,700	$24,471,831

Accumulated Undistributed Net Investment Income	$24,025	$60,978	$161,530	$400,004

Share Transactions:
Issued	140,436	2,359,730	148,480	2,307,058
Reinvested	6,431	-	41,908	-
Redeemed	(111,618)	(87,336)	(114,185)	(92,033)
Net Increase (Decrease) in Shares	35,249	2,272,394	76,203	2,215,025
Shares Outstanding Beginning of Period	2,272,394	-	2,215,025	-
Shares Outstanding End of Period	2,307,643	2,272,394	2,291,228	2,215,025

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 17

Christopher Weil & Company Core Investment Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/1/2012		12/21/2011*
	to		to
	5/31/2013		11/30/2012
Net Asset Value - Beginning of Period	$10.98		$10.00
Net Investment Income (Loss) (a)	0.01		0.03
Net Gains (Loss) on Investments (Realized and Unrealized)	1.44		0.95	(c)
Total from Investment Operations	1.45		0.98
Distributions (From Net Investment Income)	(0.03)		-
Distributions (From Capital Gains)	-		-
Total Distributions	(0.03)		-
Proceeds from Redemption Fee (Note 2)	-		-
Net Asset Value - End of Period	$12.40		$10.98
Total Return (b)	13.25	% ***	9.80	% ***

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$28,624		$24,956
Ratio of Expenses to Average Net Assets	1.50	% **	1.50	% **
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25	% **	0.30	% **
Portfolio Turnover Rate	21.42	% ***	59.33	% ***

Christopher Weil & Company Global Dividend Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout the period:	12/1/2012		12/21/2011*
	to		to
	5/31/2013		11/30/2012
Net Asset Value - Beginning of Period	$11.05		$10.00
Net Investment Income (Loss) (a)	0.10		0.21
Net Gains (Loss) on Investments (Realized and Unrealized)	1.25		0.84	(c)
Total from Investment Operations	1.35		1.05
Distributions (From Net Investment Income)	(0.21)		-
Distributions (From Capital Gains)	-		-
Total Distributions	(0.21)		-
Proceeds from Redemption Fee (Note 2)	-		-

Net Asset Value - End of Period	$12.19		$11.05
Total Return (b)	12.42	% ***	10.50	% ***

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$27,919		$24,472
Ratio of Expenses to Average Net Assets	1.75	% **	1.75	% **
Ratio of Net Investment Income (Loss) to Average Net Assets	1.67	% **	2.05	% **
Portfolio Turnover Rate	3.20	% ***	4.91	% ***

* Commencement of Operations.
** Annualized.
*** Not Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

2013 Semi-Annual Report 18

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
CHRISTOPHER WEIL & COMPANY GLOBAL DIVIDEND FUND
May 31, 2013
(Unaudited)

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (“Core Investment”) and Christopher Weil & Company Global Dividend Fund (“Global Dividend”) (collectively, the “Funds” or the “CWC Funds”) were each organized as a diversified series of the PFS Funds (the “Trust”) on December 16, 2011. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of May 31, 2013, there were nine series authorized by the Trust. The advisor to Core Investment and Global Dividend is Christopher Weil & Company, Inc. (the “Advisor” or “CWC”). The Funds commenced operations on December 21, 2011. The Funds’ investment objective is to seek long-term capital appreciation. Significant accounting policies of the Funds are presented in Note 2 below.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of each Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended May 31, 2013, proceeds from redemption fees were $0 and $0 for Core Investment and Global Dividend, respectively.

SHORT SALES: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford a Fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the

2013 Semi-Annual Report 19

Notes to Financial Statements (Unaudited) - continued

Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2011, or expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal tax authorities; however the Funds are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six month period ended May 31, 2013, the Funds did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: Each Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITY VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

2013 Semi-Annual Report 20

Notes to Financial Statements (Unaudited) - continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks). Equity securities are carried at fair value. The market quotation used for equity securities, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a purchased option position is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the option position. Lacking a last sale price, a written option position is valued at its last ask price except when, in the Advisor’s opinion, the last ask price does not accurately reflect the current value of the option position. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 or level 3 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value the Funds’ assets measured at fair value as of May 31, 2013:

2013 Semi-Annual Report 21

Notes to Financial Statements (Unaudited) - continued

Core Investment:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,314,655	$0	$0	$28,314,655
Money Market Funds	298,692	0	0	298,692
Total	$28,613,347	$0	$0	$28,613,347

Global Dividend:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$25,795,217	$0	$0	$25,795,217
Money Market Funds	2,336,987	0	0	2,336,987
Total	$28,132,204	$0	$0	$28,132,204

Refer to each Fund’s Schedule of Investments for a listing of securities by industry. The Funds did not hold any level 3 assets during the six month period ended May 31, 2013. There were no transfers into or out of the levels during the six month period ended May 31, 2013. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

The Funds did not invest in any derivative instruments during the six month period ended May 31, 2013.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
Each of the Funds has an investment advisory agreement (collectively the "Management Agreements") with the Advisor. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. For its services the Advisor receives an investment management fee equal to 1.00% of the average daily net assets of Core Investment and an investment management fee equal to 1.25% of the average daily net assets of Global Dividend. Soledad Investment Management, LLC (the "Sub-Advisor") serves as the sub-advisor of Global Dividend and is paid by the Advisor, not the Fund. Core Investment does not have a Sub-Advisor. For the six month period ended May 31, 2013, the Advisor earned management fees of $133,233 and $164,231 for Core Investment and Global Dividend, respectively. At May 31, 2013, Core Investment and Global Dividend owed the Advisor management fees of $24,319 and $30,148, respectively.

Additionally, the Funds each have a Services Agreement with the Advisor (the “Services Agreements”). Under the Services Agreements the Advisor receives an additional fee of 0.50% per Fund and is obligated to pay the operating expenses of the Funds excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. For the six month period ended May 31, 2013, the Advisor earned services fees of $66,617 and $65,692 for Core Investment and Global Dividend, respectively. At May 31, 2013, the Funds owed the Advisor services fees of $12,160 and $12,059 for Core Investment and Global Dividend, respectively.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Funds. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Funds by the Advisor.

The Trustees who are not interested persons of the Funds were paid a total of $3,000 in Trustees’ fees for both Funds for the six month period ended May 31, 2013 by the Advisor.

6.) INVESTMENTS
For the six month period ended May 31, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were as follows:

	Core Investment	Global Dividend
Purchases	$5,804,445	$1,075,425
Sales	$5,498,810	$769,753

There were no purchases or sales of U.S. Government obligations.

2013 Semi-Annual Report 22

Notes to Financial Statements (Unaudited) - continued

For federal income tax purposes, at May 31, 2013 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Core Investment	Global Dividend
Cost of Investments	$23,813,201	$24,257,007
Gross Unrealized Appreciation	$5,032,653	$4,353,444
Gross Unrealized Depreciation	($232,507)	($478,247)
Net Unrealized Appreciation
(Depreciation) on Investments	$4,800,146	$3,875,197

There were no differences between book basis and tax basis unrealized appreciation/(depreciation).

7.) CAPITAL SHARES
At May 31, 2013, the Trust was authorized to issue an unlimited number of shares of beneficial interest. The following are the shares issued and paid in capital outstanding for the Funds at May 31, 2013:

	Core Investment	Global Dividend
Shares Issued
and Outstanding	2,307,643	2,291,228
Paid in Capital	$23,881,728	$23,647,511

8.) DISTRIBUTIONS TO SHAREHOLDERS
There was a distribution paid on December 26, 2012 for the Funds to the shareholders of record on December 24, 2012. Core Investment paid a distribution of $0.0310 per share from net investment income. Also, Global Dividend paid a distribution of $0.2079 per share from net investment income. The Funds did not have any distributions during the period December 21, 2011 through November 30, 2012.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. At May 31, 2013, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.95% of the Core Investment Fund shares. National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.79% of Global Dividend Fund shares. The Trust does not know whether National Financial Services, LLC or any of the accounts having a beneficial interest in accounts held of record by National Financial Services, Inc. (the "Underlying Accounts") hold beneficially 25% or more of the outstanding voting securities of the Funds. Accordingly, it is not known whether National Financial Services, Inc. or any of the Underlying Accounts could be deemed to control the Funds.

2013 Semi-Annual Report 23

DISCLOSURE OF EXPENSES
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee.

The Example is based on an investment of $1,000 invested in the Funds on December 1, 2012, and held through May 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

CORE INVESTMENT

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2012
	December 1, 2012	May 31, 2013	to May 31, 2013

Actual	$1,000.00	$1,132.53	$7.98

Hypothetical	$1,000.00	$1,017.45	$7.54
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2013 Semi-Annual Report 24

Disclosure of Expenses (Unaudited) - continued

GLOBAL DIVIDEND

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2012
	December 1, 2012	May 31, 2013	to May 31, 2013

Actual	$1,000.00	$1,124.17	$9.27

Hypothetical	$1,000.00	$1,016.21	$8.80
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2013 Semi-Annual Report 25

ADDITIONAL INFORMATION
May 31, 2013
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ web site at www.cweil.com. It is also included in the Funds’ Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

2013 Semi-Annual Report 26

Investment Advisor
Christopher Weil & Company, Inc.

Sub-Advisor
Soledad Investment Management, LLC
(Christopher Weil & Company Global Dividend Fund only)

Custodian
US Bank N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund and the Christopher Weil & Company Global
Dividend Fund. This report is not intended for distribution to prospective investors in the
Funds, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds
12555 High Bluff Drive, Suite 180
San Diego, California 92130
1-888-550-9266 OR 1-800-355-9345
www.cweil.com

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/29/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 7/29/13

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 7/29/13